UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2022

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or jurisdiction of incorporation)

001-37747

(Commission File Number)

04-3291176

(IRS Employer Identification No.)

437 Madison Avenue

New York, New York 10022

(Address of principal executive offices, including zip code)

(212) 328-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MFIN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Cooperation Agreement with the KORR Parties

On May 1, 2022, Medallion Financial Corp. (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with KORR Value L.P., KORR Acquisitions Group, Inc., Kenneth Orr, David Orr, and Jonathan Orr (collectively, the “KORR Parties”).

Effective as of the date of the Cooperation Agreement, KORR Value L.P. has withdrawn its notice to the Company, dated December 30, 2021, regarding its intent to nominate two director candidates for election to the Company’s Board of Directors (the “Board”) at the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) and its demands, dated June 30, 2021, January 18, 2022, February 28, 2022, and March 14, 2022, to inspect certain books and records of the Company pursuant to Section 220 of the Delaware General Corporation Law.

Pursuant to the Cooperation Agreement and effective as of the date thereof, the Board agreed to increase the size of the Board by one director and appoint Brent O. Hatch, the founder of the Hatch Law Group, PC and an independent director of Medallion Bank, a wholly-owned subsidiary of the Company, to the Board as a Class II director with a term expiring at the 2022 Annual Meeting to fill the resulting vacancy. The Board further agreed to create the position of Lead Independent Director and appoint Mr. Hatch thereto. The Board has agreed to nominate Mr. Hatch to be elected at the 2022 Annual Meeting, to recommend in favor of his election, and to solicit proxies in favor of his election in the same manner as all other nominees of the Board. Furthermore, the Board has agreed to promptly engage a third-party executive search firm to assist the Board in the identification of an independent director (the “Additional Independent Director”) acceptable to the Board in its sole discretion, who the Board has agreed to appoint within 180 days of the date of the Cooperation Agreement. Frederick A. Menowitz, a Class I director, will retire from the Board at the earlier of the appointment of the Additional Independent Director and 180 days after the date of the Cooperation Agreement. The Board further agreed to appoint Mr. Hatch and the Additional Independent Director to the Investment Oversight Committee effective upon their respective appointment to the Board.

Furthermore, pursuant to the Cooperation Agreement, the Board agreed to take all necessary actions to authorize a share repurchase program that will permit the continued repurchase of shares of the Company’s common stock for an aggregate purchase price equal to $35 million. The Board has also agreed to consider in good faith authorizing increased quarterly dividends over time.

The Cooperation Agreement further provides, among other things, that:

•

During the term of the Cooperation Agreement, the KORR Parties are subject to customary standstill restrictions relating to, among other things, acquisitions of the Company’s common stock, director nominations, proxy contests, other activist campaigns, unsolicited takeover bids and related matters.

•

During the term of the Cooperation Agreement, the KORR Parties will vote all of their shares of the Company’s common stock at all annual and special meetings (or in any action by written consent) in accordance with the Board’s recommendations, subject to certain exceptions.

•	Each party agrees not to make public or private statements that criticize, disparage, call into disrepute or otherwise defame or slander the other party, subject to certain exceptions.

•	Each party agrees not to initiate any lawsuit against the other party, subject to certain exceptions.

•

The Cooperation Agreement will automatically terminate upon the earliest to occur of (i) 180 days after the date of the Cooperation Agreement if the Company has not appointed the Additional Independent Director by such date; (ii) 30 days before the nomination deadline for the Company’s 2023 Annual Meeting of Stockholders if the Company fails to meet certain share repurchase and dividend milestones set forth in the Cooperation Agreement; (iii) 30 days before the nomination deadline for the Company’s 2025 Annual Meeting of Stockholders if the Company meets certain share repurchase, dividend, or stock price milestones set forth in the Cooperation Agreement; and (iv) 30 days before the nomination deadline for the Company’s 2024 Annual Meeting of Stockholders if the requirements of the foregoing clause (iii) are not fulfilled, subject to certain exceptions.

The foregoing summary of the Cooperation Agreement does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Cooperation Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

A copy of the press release issued by the Company on May 2, 2022 announcing the execution of the Cooperation Agreement and related matters is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Effective as of May 1, 2022, the Board, upon the recommendation of the Board’s Nominating and Governance Committee, increased the size of the Board from eight to nine members and appointed Brent O. Hatch as a Class II director with a term expiring at the Company’s 2022 Annual Meeting to fill the resulting vacancy. Mr. Hatch was also appointed to the Audit Committee, the Investment Oversight Committee, and the Nominating and Governance Committee, and elected as Lead Independent Director, in each case effective immediately upon his appointment to the Board. The Board has determined that Mr. Hatch qualifies as an independent director pursuant to the requirements of the Securities and Exchange Commission (“SEC”) and The NASDAQ Stock Market (“Nasdaq”), including for purposes of the Audit Committee and the Nominating and Governance Committee, and that he qualifies as an “audit committee financial expert” as defined by applicable regulations of the SEC as well as “financially literate” within the meaning of the applicable rules of Nasdaq.

Mr. Hatch is the founder of the law firm of Hatch Law Group, PC and has been employed there and its predecessor firm since 1993, where he litigates complex commercial matters and advises corporations on significant transactions. Mr. Hatch also currently serves as a member of the Board of Directors and the Audit Committee of the Company’s subsidiary, Medallion Bank, and has served in such roles since 2003. Mr. Hatch brings extensive legal experience, having founded a law firm in Utah and having previously served in the White House as Associate Counsel to President George H.W. Bush, Deputy Assistant Attorney General at the U.S. Department of Justice, and General Counsel at the National Endowment for the Humanities. Mr. Hatch clerked for the Honorable Robert H. Bork of the U.S. Court of Appeals for the District of Columbia Circuit. He is also a Director and Treasurer of the Federalist Society. Mr. Hatch holds a bachelor’s degree from Brigham Young University and a J.D. from Columbia Law School.

Mr. Hatch was appointed as a director pursuant to the terms of the Cooperation Agreement. There are no arrangements or understandings between Mr. Hatch and any other persons pursuant to which Mr. Hatch was selected as a director of the Company. There are no transactions between Mr. Hatch and the Company that would be reportable under Item 404(a) of Regulation S-K. Mr. Hatch will receive compensation for his service as a non-employee director of the Company’s Board in accordance with the terms of the Company’s director compensation program. Mr. Hatch will receive for 2022 a pro-rata amount (based on his service commencing May 1, 2022) of the $100,000 annual director base cash compensation, as well as a pro-rata amount of the cash fees payable to him as a member of the Audit Committee, Investment Oversight Committee, and Nominating and Governance Committee, and will receive an annual equity grant of $50,000 worth of restricted stock units at the next annual grant date. Mr. Hatch’s compensation as a non-employee director is otherwise as such compensation program is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 2, 2022.

Additionally, pursuant to the terms of the Cooperation Agreement, Frederick A. Menowitz, a current Class I director, will retire from the Board at the earlier of the appointment of the Additional Independent Director and 180 days after the date of the Cooperation Agreement. There is no disagreement between the Company and Mr. Menowitz on any matter relating to the Company’s operations, policies or practices.

A copy of the press release issued by the Company on May 2, 2022 announcing the execution of the Cooperation Agreement and related matters is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of May 1, 2022, the Board adopted amended and restated by-laws (the “By-Laws”) in order to, among other things, provide that the Board may elect a Lead Independent Director, who will perform such duties as provided in the By-Laws or as may be assigned by the Board.

The foregoing summary of the By-Laws does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the By-Laws, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the Cooperation Agreement, the Board has (i) authorized a share repurchase program that will permit the continued repurchase of shares of the Company’s common stock for an aggregate purchase price equal to $35 million and (ii) terminated the share repurchase program previously authorized by the Board, under which $22,874,509 of shares remained authorized for repurchase as of December 31, 2021. The Company intends to repurchase the Company’s common stock on the open market or in privately negotiated transactions, or otherwise in accordance with applicable federal securities laws, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company may elect to conduct certain repurchases in connection with a trading plan adopted pursuant to Rule 10b5-1 under the Exchange Act.

A copy of the press release issued by the Company on May 2, 2022 announcing the execution of the Cooperation Agreement and related matters is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated By-Laws of Medallion Financial Corp., as amended and restated as of May 1, 2022.

10.1	Cooperation Agreement, dated as of May 1, 2022, by and among Medallion Financial Corp., KORR Value L.P., KORR Acquisitions Group, Inc., Kenneth Orr, David Orr, and Jonathan Orr.

99.1	Press Release issued by Medallion Financial Corp., dated May 2, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2022	MEDALLION FINANCIAL CORP.

	By	/s/ Anthony N. Cutrone
	Name:	Anthony N. Cutrone
	Title:	Chief Financial Officer

Exhibit 3.1

SECOND AMENDED AND RESTATED BY-LAWS

of

MEDALLION FINANCIAL CORP.

(a Delaware corporation)

As Amended and Restated on May 1, 2022

MEDALLION FINANCIAL CORP.

(a Delaware corporation)

AMENDED AND RESTATED BY-LAWS

(i)

(ii)

SECOND AMENDED AND RESTATED BY-LAWS

of

MEDALLION FINANCIAL CORP.

(a Delaware corporation)

As Amended and Restated on May 1, 2022

ARTICLE I. OFFICES

SECTION 1. Registered Office. The registered office of the Corporation in the State of Delaware is located at 251 Little Falls Drive, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

SECTION 2. Other Offices. The Corporation may also have offices at such other places, within or without the State of Delaware, as the Board of Directors may from time to time appoint or the business of the Corporation may require.

ARTICLE II. MEETINGS OF STOCKHOLDERS

SECTION 1. Place of Meeting. Meetings of the stockholder shall be held either within or without the State of Delaware at such place as the Board of Directors may fix.

SECTION 2. Annual Meetings. The annual meeting of stockholders shall be held for the election of directors on such date and at such time as the Board of Directors may fix. Any other business properly brought before the annual meeting of stockholders as provided by applicable law and by these By-Laws may be transacted at the annual meeting.

SECTION 3. Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called by the Chairman of the Board of Directors, or pursuant to a resolution approved by a majority of the Whole Board (as defined below), or upon receipt of a written request signed by stockholders owning at least 20 percent of the stock entitled to vote at the meeting. Any such resolution of the Board of Directors or any such request of stockholders shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting is limited to the purposes stated in the notice. For the purposes of these By-Laws, the term “Whole Board” is defined as the total number of Directors which the Corporation would have if there were no vacancies.

SECTION 4. Notice. Written or printed notice of every meeting of stockholders, annual or special, stating the hour, date and place thereof, and, in the case of special meetings, the purpose or purposes for which the meeting is called shall, not less than ten (10), or such longer period as shall be provided by law, the Certificate of Incorporation, these By-Laws, or otherwise, and not more than sixty (60) days before such meeting, be delivered or mailed to each stockholder entitled to vote thereat, at such stockholder’s address as it appears upon the stock records of the Corporation or, if such stockholder shall have filed with the Secretary of the Corporation a written request that notices intended for such stockholder be mailed to some other address, then to the address designated in such request.

SECTION 5. Quorum and Adjournments. Except as otherwise provided by law or by the Certificate of Incorporation, the presence in person or by proxy at any meeting of stockholders of the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote thereat, shall be requisite and shall constitute a quorum. If two or more classes of stock are entitled to vote as separate classes upon any question, then, in the case of each such class, a quorum for the consideration of such question shall, except as otherwise provided by law or by the Certificate of Incorporation, consist of a majority in interest of all stock of that class issued, outstanding and entitled to vote. If a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote thereat at, or, where a larger quorum is required, such larger quorum, shall not be represented at any meeting of the stockholders, the holders of a majority of the shares present or represented by proxy and entitled to vote thereat shall have the power to adjourn the meeting to another time, or to another time and place, without notice other than announcement of adjournment at the meeting, and there may be successive adjournments for like cause and in like manner until the requisite amount of shares entitled to vote at such meeting shall be represented; provided, however, that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, written notice of the hour, date and place of the adjourned meeting shall be given to each stockholder entitled to vote thereat. At any adjourned meeting any business may be transacted which might have been transacted at the original meeting. Subject to the requirements of law and the Certificate of Incorporation, on any issue on which two or more classes of stock are entitled to vote separately, no adjournment shall be taken with respect to any class for which a quorum is present unless the Chairman of the meeting otherwise directs. At any meeting held to consider matters which were subject to adjournment for want of a quorum at which the requisite amount of shares entitled to vote thereat shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

SECTION 6. Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Chairman of the Board of Directors or the Lead Independent Director, if any, (b) otherwise properly brought before the meeting by or at the direction of a majority of the Whole Board, or (c) otherwise properly brought before the meeting by a stockholder as provided by and in accordance with applicable law, rules and regulations, and these By-Laws. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed to and received at the principal executive offices of the Corporation in accordance with applicable law, rules and regulations and not less than 120 days in advance of the date of the Corporation’s notice of annual meeting released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year’s notice of annual meeting of stockholders, then, in that event only, a stockholders’ notice hereunder must be delivered to and received at the principal executive offices of the corporation at least 30 calendar days before the notice of the date of the annual meeting is mailed to stockholders in the current year.

A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at an annual meeting except in accordance with applicable law, rules and regulations, and in accordance with the procedures set forth in this Section 6 of Article II.

The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting in accordance with this Section 6 of Article II, and if the presiding officer should so determine, the presiding officer shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

SECTION 7. Inspectors. The Board of Directors shall appoint inspectors of election to act as judges of the voting and to determine those entitled to vote at any meeting of stockholders, or any adjournment thereof, in advance of such meeting, but if the Board of Directors fails to make such appointments or if an appointee fails to serve, the presiding officer of the meeting of stockholders may appoint substitute inspectors.

SECTION 8. Voting. Except as otherwise provided by law or by the Certificate of Incorporation or by a resolution of the Board of Directors adopted in accordance with Section 2 of Article FOURTH of the Certificate of Incorporation, each stockholder shall be entitled at every meeting of the stockholders to one vote for each share of stock having voting power standing in the name of such stockholder on the books of the Corporation on the record date for the meeting and such votes may be cast either in person or by written proxy. Every proxy must be duly executed and filed with the Secretary of the Corporation. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Every vote taken by written ballot shall be counted by the inspectors of election. When a quorum is present at any meeting, the vote of the holders of a majority (or such other percentage as may be specified or required by the Certificate of Incorporation, or by a resolution of the Board of Directors adopted in accordance with Section 2 of Article FOURTH of the Certificate of Incorporation, by law, or these By-Laws) of the stock which has voting power present in person or represented by proxy and which has actually voted shall decide any question properly brought before such meeting, except the election or removal of Directors or as otherwise provided by law, these By-Laws or the Certificate of Incorporation.

With respect to any election or questions required to be decided by any class of stock voting as a class, the vote of the holders of a majority (or such other percentage as may be specified or required by the Certificate of Incorporation, or by a resolution of the Board of Directors adopted in accordance with Section 2 of Article FOURTH of the Certificate of Incorporation, or by law, or by these By-Laws) of such class of stock present in person or by proxy and which actually voted shall decide any such election or question.

ARTICLE III. NOMINATION OF DIRECTOR CANDIDATES

SECTION 1. Notification of Nominees. Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends, upon liquidation, or to elect additional Directors under specified circumstances, nominations for the election of Directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of Directors generally. However, any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than 120 days in advance of the date of the Corporation’s notice of annual meeting released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year’s notice of annual meeting of stockholders, then, in that event only, a stockholders’ notice hereunder must be delivered to and received at the principal executive offices of the corporation at least 30 calendar days before the notice of the date of the annual meeting is mailed to stockholders in the current year.

Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholders as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a Director of the Corporation if so elected.

SECTION 2. Substitution of Nominees. If a person is validly designated as a nominee in accordance with Section 1 of this Article III, and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon delivery, not fewer than five days prior to the date of the meeting for the election of such nominee, of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to Section 1 of this Article III, had such substitute nominee been initially proposed as a nominee. Such notice shall include a signed consent to serve as a Director of the Corporation, if elected, of each such substitute nominee.

SECTION 3. Compliance with Procedures. If the presiding officer of the meeting for the election or Directors determines that a nomination for any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of these By-Laws, such person will not be eligible for election as a Director and such, nomination shall be void.

ARTICLE IV. DIRECTORS

SECTION 1. Powers. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation directed or required to be exercised or done by the stockholders.

SECTION 2. Number, Qualification, Election and Terms. Except as otherwise fixed by, or pursuant to, the provisions of Section 2 of Article FOURTH of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock, the number of Directors shall be fixed from time to time by resolution of the Board of Directors, but shall not be less than three nor more than fifteen persons. The Directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as determined by the Board of Directors, with the members of each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders of the Corporation, the successors of the class of Directors whose term expires at that meeting shall be elected by plurality vote by written ballot to hold office for a term expiring at the annual meeting for stockholders held in the third year following the year of their election.

SECTION 3. Removal. Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock, any Director may be removed from office by the stockholders in the manner provided in this Section 3 of Article IV. At any annual meeting of the stockholders of the Corporation or at any special meeting of the stockholders of the Corporation, the notice of which shall state that the removal of a Director or Directors is among the purposes of the meeting, the affirmative vote of the holders of at least 75 percent of the combined voting power of the outstanding shares of Voting Stock (as defined below), voting together as a single class, may remove such Director or Directors. For the purposes of these By-Laws, “Voting Stock” shall mean the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors.

SECTION 4. Vacancies and New Directorships. Except as otherwise fixed by or provided for or pursuant to the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock, vacancies and newly created directorships resulting from any increase in the authorized number of Directors shall be filled solely by the affirmative vote of a majority of the Directors then in office though less than a quorum, or by a sole remaining

Director, except as may be required by law. Any Director so chosen shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been elected and qualified. No decrease in the authorized number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

SECTION 5. Meetings. Meetings of the Board of Directors shall be held at such place, within or without the State of Delaware, as may from time to time be fixed by resolution of the Board of Directors or by the Chairman of the Board, if there be one, or by the Lead Independent Director, if any, or by the President and as may be specified in the notice or waiver of notice of any meeting. Special meetings may be held at any time upon the call of the Chairman of the Board, if there be one, or the Lead Independent Director, if any, or the President or any two (2) of the Directors in office by oral, telegraphic, telex, telecopy or other form of electronic transmission, or written notice, duly served or sent or mailed to each Director not less than twenty-four (24) hours before such meeting.

Meetings may be held at any time and place without notice if all the Directors are present and do not object to the holding of such meeting for lack of proper notice or if those not present shall, in writing or by telegram, telex, telecopy or other form of electronic transmission, waive notice thereof. A regular meeting of the Board may be held without notice immediately following the annual meeting of stockholders at the place where such meeting is held. Regular meetings of the Board may also be held without notice at such time and place as shall from time to time be determined by resolution of the Board.

Members of the Board of Directors or any committee thereof may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to the foregoing provisions shall constitute presence in person at the meeting.

SECTION 6. Votes. Except as otherwise provided by law, the Certificate of Incorporation or otherwise, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A majority of the directors shall be present at any meeting of the directors in order to constitute a quorum for the transaction of business at such meeting, and except as otherwise expressly required by the Certificate of Incorporation, these By-Laws, or applicable law, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the directors. In the absence of a quorum at any meeting of the directors, a majority of the directors present thereat may adjourn the meeting to another time and place until a quorum shall be present thereat. Notice of the time and place of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless such time and place were announced at the meeting at which adjournment was taken, to the other directors. At any adjourned meeting at which a quorum is present, any business may be transacted at the meeting as originally called.

SECTION 7. Quorum and Adjournment. Subject to Section 4 of this Article IV, and except as otherwise provided by law, the Certificate of Incorporation or otherwise, a majority of the Directors shall constitute a quorum for the transaction of business. If at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time without notice other than announcement of the adjournment at the meeting, and at such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally noticed.

SECTION 8. Compensation. Directors shall receive compensation for their services, as such, and for service on any committee of the Board of Directors, as fixed by resolution of the Board of Directors and for expenses of attendance at each regular or special meeting of the Board or any committee thereof. Nothing in this Section shall be construed to preclude a Director from serving the Corporation in any other capacity and receiving compensation therefor.

SECTION 9. Action by Consent of Directors. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board, or committee. Such consent shall be treated as a vote adopted at a meeting for all purposes. Such consents may be executed in one or more counterparts and not every Director or committee member need sign the same counterpart.

ARTICLE V. COMMITTEES OF DIRECTORS

SECTION 1. Executive Committee. The Board of Directors may, by resolution passed by a majority of the Whole Board, appoint an Executive Committee of two (2) or more members, to serve at the pleasure of the Board, to consist of such directors as the Board may from time to time designate. The Board of Directors shall designate the Chairman of the Executive Committee.

(a) Procedure. The Executive Committee shall, by a vote of a majority of its members, fix its own times and places of meeting, determine the number of its members constituting a quorum for the transaction of business, and prescribe its own rules of procedure, no change in which shall be made save by a majority vote of its members.

(b) Responsibilities. During the intervals between the meetings of the Board of Directors, except as otherwise provided by the Board of Directors in establishing such Committee or otherwise, the Executive Committee shall possess and may exercise all the powers of the Board in the management and direction of the business and affairs of the Corporation which are legally delegable to a committee; provided, however, that the Executive Committee shall not, except to the extent the Certificate of Incorporation or the resolution providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the Delaware General Business Corporation Law, have the power:

(i) to amend or authorize the amendment of the Certificate of Incorporation or these By-Laws;

(ii) to authorize the issuance of stock;

(iii) to authorize the payment of any dividend;

(iv) to adopt an agreement of merger or consolidation of the Corporation or to recommend to the stockholders the sale, lease or exchange of all or substantially all the property and business of the Corporation;

(v) to recommend to the stockholders a dissolution, or a revocation of a dissolution, of the Corporation; or

(vi) to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware Business Corporation Law.

(c) Reports. The Executive Committee shall keep regular minutes of its proceedings, and all action by the Executive Committee shall be reported promptly to the Board of Directors. Such action shall be subject to review, amendment and repeal by the Board, provided that no rights of third parties shall be adversely affected by such review, amendment or repeal.

(d) Appointment of Additional Members. In the absence or disqualification of any member of the Executive Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

SECTION 2. Audit Committee. The Board of Directors may, by resolution passed by a majority of the Whole Board, appoint an Audit Committee of two (2) or more members who shall not be officers or employees of the Corporation to serve at the pleasure of the Board. The Board of Directors shall designate the Chairman of the Audit Committee.

(a) Procedure. The Audit Committee, by a vote of a majority of its members, shall fix its own times and places of meeting, shall determine the number of its members constituting a quorum for the transaction of business, and shall prescribe its own rules of procedure, no change in which shall be made save by a majority vote of its members.

(b) Responsibilities. The Audit Committee shall review the annual financial statements of the Corporation prior to their submission to the Board of Directors, shall consult with the Corporation’s independent auditors, and may examine and consider such other matters in relation to the internal and external audit of the Corporation’s accounts and in relation to the financial affairs of the Corporation and its accounts, including the selection and retention of independent auditors, as the Audit Committee may, in its discretion, determine to be desirable.

(c) Reports. The Audit Committee shall keep regular minutes of its proceedings, and all action by the Audit Committee shall, from time to time, be reported to the Board of Directors as it shall direct. Such action shall be subject to review, amendment and repeal by the Board, provided that no rights of third parties shall be adversely affected by such review, amendment or repeal.

(d) Appointment of Additional Members. In the absence or disqualification of any member of the Audit Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

SECTION 3. Other Committees. The Board of Directors may, by resolution passed by a majority of the Whole Board, at any time appoint one or more other committees, including a compensation committee, from and outside of its own number. Every such committee must include at least one member of the Board of Directors. The Board may from time to time designate or alter, within the limits permitted by law, the Certificate of Incorporation and this Article V, if applicable, the duties, powers and number of members of such other committees or change their membership, and may at any time abolish such other committees or any of them.

(a) Procedure. Each committee, appointed pursuant to this Section 3, shall, by a vote of a majority of its members, fix its own times and places of meeting, determine the number of its members constituting a quorum for the transaction of business, and prescribe its own rules of procedure, no change in which shall be made save by a majority vote of its members.

(b) Responsibilities. Each committee, appointed pursuant to this Section 3, shall exercise the powers assigned to it by the Board of Directors in its discretion.

(c) Reports. Each committee appointed pursuant to this Section 3 shall keep regular minutes of proceedings, and all action by each such committee shall, from time to time, be reported to the Board of Directors as it shall direct. Such action shall be subject to review, amendment and repeal by the Board, provided that no rights of third parties shall be adversely affected by such review, amendment or repeal.

(d) Appointment of Additional Members. In the absence or disqualification of any member of each committee, appointed pursuant to this Section 3, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors (or, to the extent permitted, another person) to act at the meeting in place of any such absent or disqualified member.

SECTION 4. Term of Office. Each member of a committee shall hold office until the first meeting of the Board of Directors following the annual meeting of stockholders (or until such other time as the Board of Directors may determine, either in the vote establishing the committee or at the election of such member or otherwise) and until such person’s successor is elected and qualified, or until such person sooner dies, resigns, is removed, is replaced by change of membership or becomes disqualified by ceasing to be a Director (where membership on the Board is required), or until the committee is sooner abolished by the Board of Directors.

ARTICLE VI. OFFICERS

SECTION 1. Officers. The Board of Directors shall elect a Chief Financial Officer, President, a Secretary and a Treasurer, and, in their discretion, may elect a Chairman of the Board, a Lead Independent Director (who, unless so determined by the Board of Directors, shall not be an officer of the Corporation), a Vice Chairman of the Board, a Controller, and one or more Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers and Assistant Controllers as they deem necessary or appropriate. Such officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders (or at such other meeting as the Board of Directors determines), and each shall hold office for the term provided by the vote of the Board, except that each will be subject to removal from office in the discretion of the Board as provided herein. The powers and duties of more than one office may be exercised and performed by the same person.

SECTION 2. Vacancies. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors, at any regular or special meeting.

SECTION 3. Chairman of the Board. The Chairman of the Board of Directors, if elected, shall be a member of the Board of Directors and shall preside at its meetings. Such person shall advise and counsel with the Chief Executive Officer and the President, and shall perform such duties as provided herein and as from time to time may be assigned by the Board of Directors.

SECTION 4. Lead Independent Director. The Lead Independent Director, if elected, shall be a member of the Board of Directors. Such person shall perform such duties as provided herein and as from time to time may be assigned by the Board of Directors.

SECTION 5. Chief Executive Officer. Subject to the direction of the Board of Directors, the Chief Executive Officer shall preside at all meetings of the stockholders and the Board of Directors unless a Chairman, Lead Independent Director, or Vice-Chairman of the Board is elected by the Board, empowered to preside, and present at such meeting, shall have general and active management of the business of the Corporation and general supervision of its officers, agents and employees, and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer may but need not be a member of the Board of Directors.

SECTION 6. President. Subject to the direction of the Board of Directors and the Chief Executive Officer, the President shall have and exercise direct charge of and general supervision over the operations of the Corporation and shall perform all duties incident to the office of the President of a corporation and such other duties as from time to time may be assigned by the Board of Directors. The President may but need not be a member of the Board of Directors.

SECTION 7. Executive Vice Presidents and Vice Presidents. Each Executive Vice President and Vice President shall have and exercise such powers and shall perform such duties as from time to time may be assigned by the Board of Directors, the Chief Executive Officer or the President.

SECTION 8. Secretary. The Secretary shall keep the minutes of all meetings of the stockholders and of the Board of Directors in books provided for the purpose; such person shall see that all notices are duly given in accordance with the provisions of law and these By-Laws; may sign, with the President, an Executive Vice President or a Vice President, certificates of stock of the Corporation; and, in general, shall perform all duties incident to the office of secretary of a corporation, and such other duties as from time to time may be assigned by the Board of Directors.

SECTION 9. Assistant Secretaries. The Assistant Secretaries in order of their seniority shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Secretary.

SECTION 10. Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit, or cause to be deposited, in the name of the Corporation, all monies or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by the Board of Directors; the Treasurer may endorse for collection on behalf of the Corporation checks, notes and other obligations; may sign receipts and vouchers for payments made to the Corporation; may sign checks of the Corporation, singly or jointly with another person as the Board of Directors may authorize, and pay out and dispose of the proceeds under the direction of the Board; shall render to the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation; may sign, with the President, or an Executive Vice President or a Vice President, certificates of stock of the Corporation; and in general, shall perform all the duties incident to the office of treasurer of a corporation, and such other duties as from time to time may be assigned by the Board of Directors.

SECTION 11. Assistant Treasurers. The Assistant Treasurers in order of their seniority shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Treasurer.

SECTION 12. Controller. The Controller, if elected, shall be the chief accounting officer of the Corporation, in general, shall perform all duties incident to the office of a controller of a corporation, and, in the absence of or disability of the Treasurer or any Assistant Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the President or the Treasurer.

SECTION 13. Assistant Controllers. The Assistant Controllers in order of their seniority shall, in the absence or disability of the Controller, perform the duties and exercise the powers of the Controller and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Controller.

SECTION 14. Subordinate Officers. The Board of Directors may appoint such subordinate officers as it may deem desirable. Each such officer shall hold office for such period, have such authority and perform such duties as the Board of Directors may prescribe. The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers and to prescribe the powers and duties thereof.

SECTION 15. Compensation. The Board of Directors, or a duly authorized executive compensation committee of the Board of Directors, shall fix the compensation of all officers of the Corporation. It may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers.

SECTION 16. Removal. Any officer of the Corporation may be removed, with or without cause, by action of the Board of Directors.

SECTION 17. Bonds. The Board of Directors may require any officer of the Corporation to give a bond to the Corporation, conditional upon the faithful performance of such officer’s duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.

ARTICLE VII. INDEMNIFICATION

SECTION 1. Indemnification.

The Corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Delaware, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of such person in connection with such action, suit or proceeding and any appeal therefrom.

Indemnification may include payment by the Corporation of expenses in defending an action or proceeding in advance of the final disposition of such action or proceeding upon receipt of any undertaking by the person indemnified to repay such payment if it is ultimately determined that such person is not entitled to indemnification under this Article VII, which undertaking may be accepted without reference to the financial ability of such person to make such repayments.

The Corporation shall not indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person unless the initiation thereof was approved by the Board of Directors of the Corporation.

The indemnification rights provided in this Article VII (i) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of such persons. The Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article VII.

Any person, seeking indemnification under this Article VII shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established.

Any amendment or repeal of the provisions of this Article VII shall not adversely affect any right or protection of a director or officer of this Corporation with respect to any act or omission of such director or officer occurring prior to such amendment or repeal.

ARTICLE VIII. CERTIFICATES OF STOCK

SECTION 1. Form and Execution of Certificates. The interests of each stockholder of the Corporation shall be evidenced by a certificate or certificates for shares of stock in such form as the Board of Directors may from time to time prescribe. The certificates of stock of each class shall be consecutively numbered and signed by the Chairman or Vice Chairman of the Board, if any, or the President, or an Executive Vice President or a Vice President and by the Secretary, or an Assistant Secretary, or the Treasurer or an Assistant Treasurer of the Corporation, and may be countersigned and registered in such manner as the Board of Directors may by resolution prescribe, and shall bear the corporate seal or a printed or engraved facsimile thereof. Where any such certificate is signed by a transfer agent or transfer clerk acting on behalf of the Corporation, the signatures of any such Chairman, Vice Chairman, President, Executive Vice President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary may be facsimiles, engraved or printed. In case any officer or officers, who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates, shall cease to be such officer or officers, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers.

Every certificate for shares of stock which are subject to any restriction on transfer pursuant to law, the Certificate of Incorporation, these By-Laws, or any agreement to which the Corporation is a party, shall have the restriction noted conspicuously on the certificate, and shall also set forth, on the face or back, either the full text of the restriction or a statement of the existence of such restriction and (except if such restriction is imposed by law) a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

Every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either the full text of the preferences, voting powers, qualifications, and special and relative rights of the shares of each class and series authorized to be issued, or a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

SECTION 2. Transfer of Shares. The shares of the stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by such holder’s attorney lawfully constituted, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof or guaranty of the authenticity of the signature as the Corporation or its agents may reasonably require. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, save as expressly provided by law or by the Certificate of Incorporation. It shall be the duty of each stockholder to notify the Corporation of such stockholder’s post office address.

SECTION 3. Closing of Transfer Books. The stock transfer books of the Corporation may, if deemed appropriate by the Board of Directors, be closed for such length of time not exceeding fifty (50) days as the Board may determine, preceding the date of any meeting of stockholders or the date for the payment of any dividend or the date for the allotment of rights or the date when any issuance, change, conversion or exchange of capital stock shall go into effect, during which time no transfer of stock on the books of the Corporation may be made.

SECTION 4. Fixing Date for Determination of Stockholder of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, the Certificate of Incorporation or otherwise, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (b) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

SECTION 5. Lost or Destroyed Certificates. In case of the loss or destruction of any certificate of stock, a new certificate may be issued under the following conditions:

(a) The owner of said certificate shall file with the Secretary or any Assistant Secretary of the Corporation an affidavit giving the facts in relation to the ownership, and in relation to the loss or destruction of said certificate, stating its number and the number of shares represented thereby; such affidavit shall be in such form and contain such statements as shall satisfy the Chief Executive Officer, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer, that said certificate has been accidentally destroyed or lost, and that a new certificate ought to be issued in lieu thereof. Upon being so satisfied, any such officer may require such owner to furnish the Corporation a bond in such sum and in such form as such officer may deem advisable, and with a surety or sureties approved by him, to indemnify and save harmless the Corporation from any claim, loss, damage or liability which may be occasioned by the issuance of a new certificate in lieu thereof. Upon such bond being so filed, if so required, a new certificate for the same number of shares shall be issued to the owner of the certificate so lost or destroyed; and the transfer agent and registrar, if any, of stock shall countersign and register such new certificate upon receipt of a written order signed by any such officer, and thereupon the Corporation will save harmless said transfer agent and registrar. In case of the surrender of the original certificate, in lieu of which a new certificate has been issued, or the surrender of such new certificate, for cancellation, the bond of indemnity given as a condition of the issue of such new certificate may be surrendered; or

(b) The Board of Directors of the Corporation may by resolution authorize and direct any transfer agent or registrar of stock of the Corporation to issue and register respectively from time to time without further action or approval by or on behalf of the Corporation new certificates of stock to replace certificates reported lost, stolen or destroyed upon receipt of an affidavit of loss and bond of indemnity in form and amount and with surety satisfactory to such transfer agent or registrar in each instance or upon such terms and conditions as the Board of Directors may determine.

SECTION 6. Uncertificated Shares. The Board of Directors of the Corporation may by resolution provide that one or more of any or all classes or series of the stock of the Corporation shall be uncertificated shares, subject to the provisions of Section 158 of the Delaware General Corporation Law.

ARTICLE IX. EXECUTION OF DOCUMENTS

SECTION 1. Execution of Checks, Notes, etc. All checks and drafts on the Corporation’s bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, shall be signed by such officer or officers, or agent or agents, as shall be thereunto authorized from time to time by the Board of Directors, which may in its discretion authorize any such signatures to be by facsimile.

SECTION 2. Execution of Contracts, Assignments, etc. Unless the Board of Directors shall have otherwise provided generally or in a specific instance, all contracts, agreements, endorsements, assignments, transfers, stock powers, or other instruments shall be signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer. The Board of Directors may, however, in its discretion, require any or all such instruments to be signed by any two or more of such officers, or may permit any or all of such instruments to be signed by such other officer or officers, agent or agents, as it shall thereunto authorize from time to time.

SECTION 3. Execution of Proxies. The Chairman of the Board of Directors, the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, or any Vice President, and the Secretary, the Treasurer, any Assistant Secretary or any Assistant Treasurer, or any other officer designated by the Board of Directors, may sign on behalf of the Corporation proxies to vote upon shares of stock of other companies standing in the name of the Corporation.

ARTICLE X. INSPECTION OF BOOKS

The Board of Directors shall determine from time to time whether, and if allowed, to what extent and at what time and places and under what conditions and regulations, the accounts and books of the Corporation (except such as may by law be specifically open to inspection) or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by law, unless and until authorized so to do by resolution of the Board of Directors of the Corporation.

ARTICLE XI. FISCAL YEAR

The fiscal year of the Corporation shall be determined from time to time by vote of the Board of Directors.

ARTICLE XII. AMENDMENTS

Subject to the provisions of the Certificate of Incorporation, these By-Laws may be amended, altered, changed or repealed, and a provision or provisions inconsistent with the provisions of these By-Laws as they exist from time to time may be adopted, only by the majority vote of the Whole Board or by the affirmative vote of the holders of at least 75% of the voting stock, voting together as a single class.

Exhibit 10.1

EXECUTION VERSION

COOPERATION AGREEMENT

This COOPERATION AGREEMENT (this “Agreement”) is made and entered into as of May 1, 2022, by and among Medallion Financial Corp., a Delaware corporation (the “Company”), on the one hand, and KORR Value L.P., a Delaware limited partnership (“KORR Value”), KORR Acquisitions Group, Inc., a New York corporation, Kenneth Orr, David Orr, and Jonathan Orr (collectively, the “KORR Parties”), on the other hand. The Company and the KORR Parties are each herein referred to as a “party” and collectively, the “parties.” Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in Section 14 below.

WHEREAS, on December 30, 2021, KORR Value submitted proper and timely notice of its intent to nominate candidates for election to the Board of Directors of the Company (the “Board”) at the 2022 Annual Meeting of Stockholders of the Company (the “2022 Annual Meeting”) to the Company (the “Nomination Notice”);

WHEREAS, on each of June 30, 2021, January 18, 2022, February 28, 2022 and March 14, 2022, KORR Value made demands to inspect certain books and records of the Company (collectively, the “Books and Records Demands”); and

WHEREAS, the Company and the KORR Parties have determined to come to an agreement with respect to the composition of the Board and certain other matters, as provided in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1. Board Composition and Related Matters.

(a) Effective as of the date hereof, KORR Value hereby withdraws the Nomination Notice and the Books and Records Demands.

(b) Effective as of the date hereof, the Board shall take all necessary actions to (i) increase the size of the Board by one director and appoint Brent Hatch to the Board as a Class II director with a term expiring at the 2022 Annual Meeting to fill the resulting vacancy, (ii) create the position of Lead Independent Director on the Board and to appoint Mr. Hatch as the Lead Independent Director, and (iii) appoint and seat Mr. Hatch to the Investment Oversight Committee of the Board (the “Investment Oversight Committee”).

(c) Promptly after the date hereof, the Board shall engage a third-party executive search firm (the “Search Firm”) to assist the Board in the identification of candidates to serve as an independent director of the Board. Within 180 days of the date hereof, the Board shall, with the assistance of the Search Firm, (i) identify an independent director who is acceptable to the Board in its sole discretion (the “Additional Independent Director” and together with Brent Hatch, the “New Directors”) and (ii) take all necessary actions to increase the size of the Board by one director and appoint the Additional Independent Director to fill the resulting vacancy on the Board. The Board shall take all necessary actions to appoint and seat the Additional Independent Director to the Investment Oversight Committee effective upon his or her appointment to the Board.

(d) Frederick Menowitz shall tender his resignation from the Board, which the Board shall promptly accept, effective at the earlier of (i) the appointment of the Additional Independent Director and (ii) 180 days after the date hereof. Following Mr. Menowitz’s resignation, the size of the Board shall be decreased by one director.

(e) With respect to the 2022 Annual Meeting, the Board shall: (i) nominate and include Mr. Hatch in its proxy statement and proxy card as nominee(s) of the Board, (ii) recommend to the stockholders of the Company the election of Mr. Hatch to the Board, and (iii) solicit proxies in favor of the election of Mr. Hatch to the Board in the same manner as for all other nominees of the Board.

(f) The Board shall promptly take all necessary actions to authorize and approve a share repurchase program that would permit the continued repurchase of shares of Common Stock for an aggregate purchase price equal to $35,000,000; provided, however, that any purchases made under such programs shall be subject to market conditions, applicable legal requirements and other relevant factors, as determined by the Board in its sole discretion.

(g) Until the Termination Date, the Board shall consider in good faith declaring quarterly dividends in excess of $0.08 per share on the outstanding shares of Common Stock; provided, however, that the authorization and amount of such dividends shall be subject to market conditions, applicable legal requirements and other relevant factors, as determined by the Board in its sole discretion.

(h) Effective as of the date hereof, the Board shall amend the charter of the Investment Oversight Committee in the form attached hereto as Exhibit A.

2. Voting Commitment. Until the Termination Date, the KORR Parties shall, or shall cause their respective Representatives to (a) appear in person or by proxy at each Stockholder Meeting and (b) vote, or deliver consents or consent revocations with respect to, all shares of Common Stock beneficially owned by such KORR Party in accordance with the Board’s recommendations with respect to all proposals submitted to stockholders at such Stockholder Meeting other than proposals with respect to an Extraordinary Transaction, in each case as the Board’s recommendation is set forth in the definitive proxy statement, consent solicitation statement, or revocation solicitation statement filed by the Company in respect of such Stockholder Meeting; provided, however, that in the event either Institutional Stockholder Services, Inc. (“ISS”) or Glass Lewis & Co. (“Glass Lewis”), or any successors thereto, publish voting recommendations that differ from the Board’s recommendation with respect to any proposal (other than proposals to elect or remove directors) submitted to stockholders at any Stockholder Meeting, the KORR Parties shall be permitted to vote, or deliver consents or consent revocations with respect to, any shares beneficially owned by such KORR Party in accordance with such ISS or Glass Lewis recommendations. Each of the KORR Parties shall take all actions necessary (including by calling back loaned out shares) to ensure that such KORR Party has voting power for each share beneficially owned by it on the record date for each Stockholder Meeting.

2

3. Standstill. Prior to the Termination Date, except as otherwise provided in this Agreement, without the prior written consent of the Board, the KORR Parties shall not, and shall cause their respective Affiliates not to, directly or indirectly:

(a) acquire, offer or seek to acquire, agree to acquire, or acquire rights to acquire (except by way of stock dividends or other distributions or offerings made available to holders of voting securities of the Company generally on a pro rata basis or pursuant to an Extraordinary Transaction that has been approved by the Board), whether by purchase, tender or exchange offer, through the acquisition of control of another person, by joining a group, through swap or hedging transactions or otherwise, any voting securities of the Company (other than through a broad-based market basket or index) or any voting rights decoupled from the underlying voting securities that would result in the KORR Parties and their respective Affiliates owning, controlling or otherwise having any beneficial or other ownership interest of, in the aggregate, more than 7.5% of the shares of Common Stock outstanding at such time (the “Maximum Ownership Cap”); provided, however, that the Board may increase the Maximum Ownership Cap by an affirmative vote of a majority of the Board;

(b) sell, assign, or otherwise transfer or dispose of shares of Common Stock, or any rights decoupled from such shares, beneficially owned by them, other than in open market sale transactions where the identity of the purchaser is not known and in underwritten widely-dispersed public offerings, to any Third Party that, to the KORR Parties’ knowledge (after due inquiry in connection with a private, non-open market transaction, it being understood that such knowledge shall be deemed to exist with respect to any publicly available information, including information in documents filed with the SEC), would result in such Third Party, together with its Affiliates and Associates, owning, controlling or otherwise having any beneficial or other ownership interest of, in the aggregate, more than 4.9% of the shares of Common Stock outstanding at such time or would increase the beneficial ownership interest of any Third Party who, together with its Affiliates and Associates, has a beneficial or other ownership interest of, in the aggregate, more than 4.9% of the shares of Common Stock outstanding at such time;

(c) (i) nominate, recommend for nomination or give notice of an intent to nominate or recommend for nomination a person for election at any Stockholder Meeting at which the Company’s directors are to be elected; (ii) knowingly initiate, encourage or participate in any solicitation of proxies, consents or consent revocations in respect of any election contest or removal contest with respect to the Company’s directors; (iii) knowingly submit, initiate, make or be a proponent of any stockholder proposal for consideration at, or bring any other business before, any Stockholder Meeting; (iv) knowingly initiate, encourage or participate in any solicitation of proxies, consents or consent revocations in respect of any stockholder proposal for consideration at, or other business brought before, any Stockholder Meeting; or (v) knowingly initiate, encourage or participate in any “withhold” or similar campaign with respect to any proposal for consideration at, or other business brought before, any Stockholder Meeting; or (vi) call or seek to call, or request the call of, or initiate a consent solicitation or consent revocation solicitation with respect to, alone or in concert with others, any Stockholder Meeting, whether or not such a Stockholder Meeting is permitted by the Restated Certificate of Incorporation of the Company, as amended (as may be amended from time to time, the “Charter”), or the Amended and Restated By-Laws of the Company (as may be amended from time to time, the “By-Laws”), including any “town hall” meeting;

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(d) form, join or in any way participate in any group or agreement of any kind with respect to any voting securities of the Company, other than any such group or agreement (i) that is solely among the KORR Parties or (ii) that is with an Affiliate of the KORR Parties and such Affiliate agrees to be bound by the terms and conditions of this Agreement as if it were a party hereto and such group or agreement would not result in the KORR Parties exceeding the Maximum Ownership Cap;

(e) deposit any voting securities of the Company in any voting trust or subject any Company voting securities to any arrangement or agreement with respect to the voting thereof, other than any such voting trust, arrangement, or agreement (i) that is solely among the KORR Parties or (ii) that is with an Affiliate of the KORR Parties and such Affiliate agrees to be bound by the terms and conditions of this Agreement as if it were a party hereto and such voting trust, arrangement, or agreement would not result in the KORR Parties exceeding the Maximum Ownership Cap;

(f) seek publicly, alone or in concert with others, to amend any provision of the Charter or By-Laws;

(g) demand an inspection of the Company’s books and records;

(h) (i) make any public proposal with respect to or (ii) make any public statement or otherwise knowingly seek to encourage, advise or assist any person in so encouraging or advising with respect to: (A) any change in the composition, number or term of directors serving on the Board or the filling of any vacancies on the Board, (B) any change in the capitalization, dividend policy, or share repurchase programs or practices of the Company, (C) any other change in the Company’s management, governance, business, operations, strategy, corporate structure, affairs or policies, (D) any Extraordinary Transaction, (E) causing a class of securities of the Company to be delisted from, or to cease to be authorized to be quoted on, any securities exchange or (F) causing a class of equity securities of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act; provided, that nothing in this Section 3(h) shall prevent the KORR Parties or their Affiliates from (x) responding to inbound inquiries it receives from a Third Party by privately directing such Third Party to contact a representative of the Company or privately referring such Third Party to the Company’s publicly available disclosures or (y) with the Board’s prior written consent, privately introducing Third Parties to (1) the Board or (2) the Company’s officers;

(i) initiate, make, or knowingly participate in any way, in any Extraordinary Transaction or make any proposal, either alone or in concert with others, to the Company or the Board that would reasonably be expected to require a public announcement or disclosure regarding any such matter; provided, that nothing in this Section 3(i) shall prevent the KORR Parties or their Affiliates from (x) responding to inbound inquiries it receives from a Third Party by privately directing such Third Party to contact a representative of the Company or privately referring such Third Party to the Company’s publicly available disclosures or (y) with the Board’s prior written consent, privately introducing Third Parties to (1) the Board or (2) the Company’s officers;

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(j) effect or seek to effect, offer or propose to effect, cause or participate in, or knowingly assist or facilitate any other person to effect or seek, offer or propose to effect or participate in, any (i) material acquisition of any assets or businesses of the Company or any of its subsidiaries; (ii) tender offer or exchange offer, merger, acquisition, share exchange or other business combination involving any of the voting securities or any of the material assets or businesses of the Company or any of its subsidiaries; or (iii) recapitalization, restructuring, liquidation, dissolution or other material transaction with respect to the Company or any of its subsidiaries or any material portion of its or their businesses; provided, that nothing in this Section 3(j) shall prevent the KORR Parties or their Affiliates from (x) responding to inbound inquiries it receives from a Third Party by privately directing such Third Party to contact a representative of the Company or privately referring such Third Party to the Company’s publicly available disclosures or (y) with the Board’s prior written consent, privately introducing Third Parties to (1) the Board or (2) the Company’s officers;

(k) enter into any negotiations, agreements or understandings with any Third Party with respect to any of the foregoing, or knowingly advise, assist, encourage or seek to persuade any Third Party to take any action with respect to any of the foregoing, or otherwise take or cause any action inconsistent with any of the foregoing;

(l) publicly make or in any way advance publicly any request or proposal that the Company or the Board amend, modify or waive any provision of this Agreement;

(m) publicly disclose any vote, delivery of consents or consent revocations, or failure to deliver consents or consent revocations, as applicable, by the KORR Parties against the voting recommendations of the Board in connection with a Stockholder Meeting; or

(n) take any action challenging the validity or enforceability of this Section 3 or this Agreement unless the Company is challenging the validity or enforceability of this Agreement;

provided, however, that the restrictions in this Section 3 shall not prevent the KORR Parties from (i) making any factual statement to the extent required by applicable legal process, subpoena or legal requirement from any governmental authority with competent jurisdiction over the party from whom information is sought so long as such request did not arise as a result of any action by the KORR Parties, (ii) communicating privately with the Company’s directors or officers, including, for the avoidance of doubt, discussions regarding potential strategic and Extraordinary Transactions and the identification of potential interested Third Parties, so long as such private communications would not reasonably be expected to trigger public disclosure obligations for any party, (iii) communicating confidentially with the Company so long as such confidential communications would not reasonably be expected to trigger public disclosure obligations for any party, (iv) communicating with stockholders of the Company and others in a manner that does not violate clauses (a) through (n) of this Section 3 or otherwise violate this Agreement, and (v) tendering shares, receiving payment for shares or otherwise participating in any such transaction on the same basis as the other stockholders of the Company.

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4. Mutual Non-Disparagement. Until the Termination Date, without the prior written consent of the other party, neither party shall, nor shall it permit any of its Representatives to, make any public or private statement or speak to any member of the media in a manner that criticizes, disparages, calls into disrepute or otherwise defames or slanders the other party or such other party’s Affiliates, subsidiaries, their respective businesses, or their respective current or former directors (in their capacity as such), officers, or employees. The restrictions in this Section 4 shall not (a) apply (i) to any compelled testimony or production of information, whether by legal process, subpoena, or as part of a response to a request for information from any governmental or regulatory authority with jurisdiction over the party from whom information is sought, in each case to the extent required, (ii) to any statement made in connection with any action to enforce this Agreement, or (iii) to any disclosure that such party reasonably believes, after consultation with outside counsel, to be legally required by applicable law, rules or regulations; or (b) prohibit any party from reporting what it reasonably believes, after consultation with outside counsel, to be violations of federal law or regulation to any governmental authority pursuant to Section 21F of the Exchange Act or Rule 21F promulgated thereunder.

5. No Litigation. Prior to the Termination Date, each party hereby covenants and agrees that it shall not, and shall not permit any of its Representatives to, directly or indirectly, alone or in concert with others, encourage, pursue, or assist any other person to threaten or initiate any lawsuit, claim, or proceeding before any court (each, a “Legal Proceeding”) against the other party or its Representatives, except for (a) any Legal Proceeding initiated primarily to remedy a breach of or to enforce this Agreement, (b) counterclaims with respect to any proceeding initiated by or on behalf of one party or its Affiliates against the other party or its Affiliates or (c) any Legal Proceeding with respect to claims of fraud in connection with, arising out of or related to this Agreement; provided, however, that the foregoing shall not prevent any party or any of its Representatives from responding to oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar processes (each, a “Legal Requirement”) in connection with any Legal Proceeding if such Legal Proceeding has not been initiated by, on behalf of, or at the direct or indirect suggestion of such party or any of its Representatives; provided, further, that in the event any party or any of its Representatives receives such Legal Requirement, such party shall give prompt written notice of such Legal Requirement to the other party (except where such notice would be legally prohibited or not practicable). Each party represents and warrants that neither it nor any assignee has filed any Legal Proceeding against the other party.

6. Public Statements; SEC Filings.

(a) On the date of this Agreement, the Company shall issue a press release (the “Press Release”) announcing this Agreement, substantially in the form attached hereto as Exhibit B. Prior to the issuance of the Press Release, neither the Company nor the KORR Parties shall issue any press release or public announcement regarding this Agreement, or take any action that would require public disclosure thereof by any party, without the prior written consent of the other party.

(b) Within two (2) Business Days following the date of this Agreement, the Company shall file with the SEC a Current Report on Form 8-K setting forth a brief description of the terms of this Agreement and appending this Agreement as an exhibit thereto (the “Form 8-K”). The Company shall provide the KORR Parties and their Representatives with a reasonable opportunity to review and comment on the Form 8-K prior to it being filed with the SEC and consider in good faith any comments of the KORR Parties and their Representatives.

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(c) Within two (2) Business Days following the date of this Agreement, the KORR Parties shall file with the SEC an amendment to their Schedule 13D setting forth a brief description of the terms of this Agreement and appending this Agreement as an exhibit thereto (the “Schedule 13D Amendment”). The Schedule 13D Amendment shall be consistent with the terms of this Agreement and the Press Release. The KORR Parties shall provide the Company and its Representatives with a reasonable opportunity to review and comment on the Schedule 13D Amendment prior to it being filed with the SEC and consider in good faith any comments of the Company and its Representatives.

(d) Except for the issuance of the Press Release and the filing of the Form 8-K and the Schedule 13D Amendment, no party shall issue any press release or other public statement (including in any filing required under the Exchange Act) about the subject matter of this Agreement or the other party, except as required by law, Legal Requirement or applicable stock exchange listing rules or with the prior written consent of the other party and otherwise in accordance with this Agreement.

7. Affiliates and Associates. Each party shall instruct its controlled Affiliates and Associates to comply with the terms of this Agreement and shall be responsible for any breach of this Agreement by any such controlled Affiliate or Associate. A breach of this Agreement by a controlled Affiliate or Associate of a party, if such controlled Affiliate or Associate is not a party to this Agreement, shall be deemed to occur if such controlled Affiliate or Associate engages in conduct that would constitute a breach of this Agreement if such controlled Affiliate or Associate was a party to this Agreement.

8. Representations and Warranties.

(a) Each of the KORR Parties represents and warrants that it has full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and that this Agreement has been duly and validly executed and delivered by it, constitutes a valid and binding obligation and agreement of it and is enforceable against it in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles. Each of the KORR Parties represents that (i) if such KORR Party is not a natural person, the execution of this Agreement, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, will not conflict with, or result in a breach or violation of the organizational documents of it as currently in effect and (ii) the execution, delivery and performance of this Agreement by it does not and will not (A) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to it or (B) result in any breach or violation of or constitute a default under or pursuant to (or an event which with notice or lapse of time or both could constitute such a breach, violation or default), or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document (if such KORR Party is not a natural person), agreement, contract, commitment, understanding or arrangement to which it is a party or by which it is bound. The KORR Parties represent and warrant that, as of the date of this Agreement, they beneficially own an aggregate of 1,471,100 shares of Common Stock.

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(b) The Company hereby represents and warrants that it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and that this Agreement has been duly and validly authorized, executed and delivered by the Company, constitutes a valid and binding obligation and agreement of the Company and is enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles. The Company represents and warrants that (i) the execution of this Agreement, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, will not conflict with, or result in a breach or violation of the organizational documents of the Company as currently in effect and (ii) the execution, delivery and performance of this Agreement by the Company does not and will not (A) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to the Company or (B) result in any breach or violation of or constitute a default under or pursuant to (or an event which with notice or lapse of time or both could constitute such a breach, violation or default), or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which the Company is a party or by which it is bound. As of the date hereof, the Company is not aware of (1) the Company or any of its Affiliates, or its or their officers and directors (in each case, in their capacity as such) being in violation of applicable law, except (a) as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole and (b) such violations relating to or arising out of facts or circumstances alleged in any court filings made in Securities and Exchange Commission v. Medallion Financial Corp., Andrew Murstein, Lawrence Meyers, and Ichabod’s Cranium, Inc., Case No. 1:21-cv-11125 (LAK) (S.D.N.Y.) (the “SEC Matter”) or (2) any written notice being received since May 1, 2021 from any U.S. federal, state, provincial, territorial or local governmental or regulatory agency, commission, court or authority alleging any conflict with or breach of any law or regulatory requirement applicable to the Company or its subsidiaries by the Company or any of its Affiliates, or its or their officers or directors (in each case, in their capacity as such), the substance of which has not been resolved, except (a) as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole and (b) such conflicts or breaches relating to or arising out of facts or circumstances alleged in any court filings made in the SEC Matter.

9. Termination.

(a) This Agreement shall terminate upon the earlier to occur of (such effective date of termination, the “Termination Date”):

(i) 180 days after the date hereof if the Company has not appointed the Additional Independent Director by such date;

(ii) 30 days before the nomination deadline for the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) if (A) the Company has not (1) used commercially reasonable efforts to repurchase shares of Common Stock for an aggregate purchase price of $7,500,000 in the period between January

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1, 2022 and the date that is 30 days before the nomination deadline for the 2023 Annual Meeting and (2) declared a special dividend in an amount equal to $7,500,000 minus the aggregate purchase price of shares of Common Stock repurchased since January 1, 2022 if such amount is greater than $0.00; or (B) the Company has declared a quarterly dividend below $0.08 for any fiscal quarter ending between January 1, 2022 and the date that is 30 days before the nomination deadline for the 2023 Annual Meeting;

(iii) 30 days before the nomination deadline for the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) if (A) two of the following events occur: (1) the Company has repurchased shares of Common Stock for an aggregate purchase price of $15,000,000 in the period between January 1, 2022 and 30 days before the nomination deadline for the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”); (2) the Company has (I) publicly announced before the date that is 30 days before the nomination deadline for the 2024 Annual Meeting that it intends to declare a quarterly dividend of at least $0.10 for at least two fiscal quarters after January 1, 2024 or (II) has declared a quarterly dividend of at least $0.10 for at least two fiscal quarters ending prior to January 1, 2024; and (3) the Company’s closing stock price is at least $13.00 on the date that is 30 days before the nomination deadline for the 2024 Annual Meeting or (B) the Company’s stock price has a volume weighted average price of at least $16.00 during any 22 consecutive trading days at any time between January 1, 2022 and the date that is 30 days before the nomination deadline for the 2024 Annual Meeting; and

(iv) 30 days before the nomination deadline for the Company’s 2024 Annual Meeting if the requirements of the foregoing clause (iii) are not fulfilled.

(b) Notwithstanding anything to the contrary in this Agreement:

(i) the obligations of the KORR Parties (A) pursuant to Sections 1, 2, 3, 4, and 6(d) shall terminate in the event that the Company materially breaches its obligations to any of the KORR Parties pursuant to Sections 1, 4, or 6(d), or the representations and warranties in Section 9(b) of this Agreement and such breach (if capable of being cured) has not been cured within ten calendar days following written notice of such breach from any of the KORR Parties, or, if impossible to cure within ten calendar days, the Company has not taken substantive action to correct within ten calendar days following written notice of such breach from the KORR Parties and (B) pursuant to Section 5 shall terminate immediately in the event that the Company materially breaches its obligations to the KORR Parties under Section 5; and

(ii) the obligations of the Company to the KORR Parties (A) pursuant to Sections 1, 4, 5 and 6(d) shall terminate in the event that the KORR Parties materially breach their obligations in Sections 1, 2, 3, 4, 6(d) or 7 or the representations and warranties in Section 8(a), and such breach (if capable of being cured) has not been cured within ten calendar days following written notice of such

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breach, or, if impossible to cure within ten calendar days, the KORR Parties have not taken substantive action to correct within ten calendar days following written notice of such breach from the Company or (B) pursuant to Section 5 shall terminate immediately in the event that the KORR Parties materially breach their obligations under Section 5.

(c) If this Agreement is terminated in accordance with this Section 9, this Agreement shall forthwith become null and void, but no termination shall relieve either party from liability for any breach of this Agreement prior to such termination.

10. Expenses. Each party shall be responsible for its own fees and expenses in connection with the negotiation and the execution of this Agreement and the transactions contemplated hereby; provided, however, that the Company shall promptly reimburse the KORR Parties for their reasonable, documented out-of-pocket fees and expenses incurred in connection with the subject matter of this Agreement, including the negotiation and the execution of this Agreement and the transactions contemplated hereby; provided further that such reimbursement shall not exceed $500,000 in the aggregate.

11. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered by hand, with written confirmation of receipt; (b) upon sending, if sent by electronic mail to the electronic mail addresses below, with confirmation of receipt from the receiving party by electronic mail; (c) one Business Day after being sent by a nationally recognized overnight carrier to the addresses set forth below; or (d) when actually delivered if sent by any other method that results in delivery, with written confirmation of receipt:

If to the Company: Medallion Financial Corp. 437 Madison Ave. New York, New York 10022 Attn: Marisa T. Silverman, General Counsel Email: MSilverman@medallion.com with mandatory copies (which shall not constitute notice) to:

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Attn: Kai H. Liekefett

  Jessica Wood

Email: kliekefett@sidley.com

    jessica.wood@sidley.com

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

Attn: Tariq Mundiya, Esq.

  Russell L. Leaf, Esq.

  Jeffrey S. Hochman, Esq.

Email: tmundiya@willkie.com

    rleaf@willkie.com

    jhochman@willkie.com

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If to the KORR Parties: KORR Value L.P. 1400 Old Country Road Westbury, NY 11590 Attn:Kenneth Orr Email: ko@korrag.com with mandatory copies (which shall not constitute notice) to:

Olshan Frome Wolosky LLP

1325 Avenue of the Americas

New York, NY 10019

Attn:   Andrew Freedman, Esq.

    Rebecca Van Derlaske, Esq.

Email: afreedman@olshanlaw.com

     rvanderlaske@olshanlaw.com

12. Governing Law; Jurisdiction; Jury Waiver. This Agreement, and any disputes arising out of or related to this Agreement (whether for breach of contract, tortious conduct or otherwise), shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to its conflict of laws principles. The parties agree that exclusive jurisdiction and venue for any Legal Proceeding arising out of or related to this Agreement shall exclusively lie in the Court of Chancery of the State of Delaware or, if such Court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or, if jurisdiction is vested exclusively in the Federal courts of the United States, the Federal courts of the United States sitting in the State of Delaware, and any appellate court from any such state or Federal court. Each party waives any objection it may now or hereafter have to the laying of venue of any such Legal Proceeding, and irrevocably submits to personal jurisdiction in any such court in any such Legal Proceeding and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any court that any such Legal Proceeding brought in any such court has been brought in any inconvenient forum. Each party consents to accept service of process in any such Legal Proceeding by certified or registered mail, postage prepaid, return receipt requested, addressed to it at the address set forth in Section 11. Nothing contained herein shall be deemed to affect the right of any party to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

13. Specific Performance. Each party to this Agreement acknowledges and agrees that the other party would be irreparably injured by an actual breach of this Agreement by the first-mentioned party or its Representatives and that monetary remedies would be inadequate to protect either party against any actual or threatened breach or continuation of any breach of this Agreement. Without prejudice to any other rights and remedies otherwise available to the parties under this Agreement, each party shall be entitled to equitable relief by way of injunction or otherwise and specific performance of the provisions hereof upon satisfying the requirements to obtain such relief, without the necessity of posting a bond or other security, if the other party or any of its Representatives breaches or threatens to breach any provision of this Agreement. Such remedy shall not be deemed to be the exclusive remedy for a breach of this Agreement but shall be in addition to all other remedies available at law or equity to the non-breaching party.

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14. Certain Definitions and Interpretations. As used in this Agreement: (a) the terms “Affiliate” and “Associate” (and any plurals thereof) have the meanings ascribed to such terms under Rule 12b-2 promulgated by the SEC under the Exchange Act and shall include all persons or entities that at any time prior to the Termination Date become Affiliates or Associates of any applicable person or entity referred to in this Agreement; provided, however, that the term “Associate” shall refer only to Associates controlled by the Company or one or more KORR Parties, as applicable; provided, further, that, for purposes of this Agreement, none of the KORR Parties shall be an Affiliate or Associate of the Company and the Company shall not be an Affiliate or Associate of any of the KORR Parties; (b) the terms “beneficial ownership,” “group,” “person,” “proxy” and “solicitation” (and any plurals thereof) have the meanings ascribed to such terms under the Exchange Act and the rules and regulations promulgated thereunder, provided, that the meaning of “solicitation” shall be without regard to the exclusions set forth in Rules 14a-1(l)(2)(iv) and 14a-2 under the Exchange Act; (c) the term “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or obligated to be closed by applicable law; (d) the term “Common Stock” means the common stock, par value $0.01 per share, of the Company; (e) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; (f) the term “Extraordinary Transaction” means any tender offer, exchange offer, merger, consolidation, acquisition, business combination, sale, recapitalization, restructuring, or other transaction with a third party that, in each case, that results in a change in control of the Company or the sale of all or substantially all of its assets; (g) the term “Independent Director” means an individual who (i) qualifies as an “independent director” under the applicable rules of the SEC, the rules of any stock exchange on which the Company is traded, and the applicable governance policies of the Company and (ii) is not an employee, principal, Affiliate or Associate of any of the KORR Parties or the Company or any of their respective Affiliates or Associates; (h) the term “Representatives” means (i) a person’s Affiliates and Associates and (ii) its and their respective directors, officers, employees, partners, members, managers, consultants, legal or other advisors, agents and other representatives acting in a capacity on behalf of, in concert with or at the direction of such person or its Affiliates or Associates; (i) the term “SEC” means the U.S. Securities and Exchange Commission; (j) the term “Stockholder Meeting” means each annual or special meeting of stockholders of the Company, or any action by written consent of the Company’s stockholders in lieu thereof, and any adjournment, postponement, rescheduling, continuation or meeting held in lieu thereof; and (k) the term “Third Party” refers to any person that is not a party, a member of the Board, a director or officer of the Company, or legal counsel to either party. In this Agreement, unless a clear contrary intention appears, (i) the word “including” (in its various forms) means “including, without limitation;” (ii) the words “hereunder,” “hereof,” “hereto” and words of similar import are references in this Agreement as a whole and not to any particular provision of this Agreement; (iii) the word “or” is not exclusive; (iv) references to “Sections” in this Agreement are references to Sections of this Agreement unless otherwise indicated; and (v) whenever the context requires, the masculine gender shall include the feminine and neuter genders.

15. Miscellaneous.

(a) This Agreement, including all exhibits hereto, contains the entire agreement between the parties and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

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(b) This Agreement is solely for the benefit of the parties and is not enforceable by any other persons.

(c) This Agreement shall not be assignable by operation of law or otherwise by a party without the consent of the other party. Any purported assignment without such consent is void ab initio. Subject to the foregoing sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the permitted successors and assigns of each party.

(d) Neither the failure nor any delay by a party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

(e) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that the parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. In addition, the parties agree to use their reasonable best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any of such that is held invalid, void or unenforceable by a court of competent jurisdiction.

(f) Any amendment or modification of the terms and conditions set forth herein or any waiver of such terms and conditions must be agreed to in a writing signed by each party.

(g) This Agreement may be executed in one or more textually identical counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall have the same effect as physical delivery of the paper document bearing the original signature.

(h) Each of the parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed this Agreement with the advice of such counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement, and any and all drafts relating thereto exchanged among the parties will be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties, and any controversy over interpretations of this Agreement will be decided without regard to events of drafting or preparation.

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(i) The headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties has executed this Agreement, or caused the same to be executed by its duly authorized representative, as of the date first above written.

THE COMPANY:

MEDALLION FINANCIAL CORP.

By:	/s/ Alvin Murstein
Name:	Alvin Murstein
Title:	Chairman and Chief Executive Officer

SIGNATURE PAGE TO COOPERATION AGREEMENT

THE KORR PARTIES: KORR VALUE L.P. By: KORR Acquisitions Group, Inc., its General Partner

By: Name: Title:	/s/ Kenneth Orr Kenneth Orr Chief Executive Officer

KORR ACQUISITIONS GROUP, INC.

By: Name: Title:	/s/ Kenneth Orr Kenneth Orr Chief Executive Officer

KENNETH ORR

/s/ Kenneth Orr

DAVID ORR /s/ David Orr

JONATHAN ORR /s/ Jonathan Orr

SIGNATURE PAGE TO COOPERATION AGREEMENT

Exhibit A

Form of Investment Oversight Committee Charter

MEDALLION FINANCIAL CORP.

INVESTMENT OVERSIGHT COMMITTEE CHARTER

MEMBERSHIP:

The Investment Oversight Committee (the “Committee”) of the Board of Directors (the “Board”) of Medallion Financial Corp. (the “Company”) shall be comprised of five (5) or more members of the Board, a majority of whom shall be non-employee Directors. The Board shall appoint the members of the Committee, and members shall serve at the pleasure of the Board. The Board shall designate one of the Committee members to serve as Chair of the Committee.

DUTIES AND RESPONSIBILITIES:

The Committee has the following duties and responsibilities:

A.	To review information about the Company’s non-core managed loan portfolio, including, but not limited to, loan delinquencies;

B.

To make such determinations or recommendations with respect to the Company’s non-core managed loan portfolio as well as the Company’s role as a servicing agent as the Committee may deem necessary or appropriate;

C.	To consider such other matters related to the Company’s non-core managed loan portfolio as the Committee deems necessary or appropriate;

D.	To approve all taxi medallion loan modifications, subject to guidelines that may be established from time to time by the Committee and any other required approvals;

E.

To provide oversight of strategic efforts of the Company, including, but not limited to, the continued review of the Company’s assets and potential transactions to enhance stockholder value, in each case subject to the Board’s ultimate oversight of such efforts and approval of any related transaction; and

F.	Such other related matters as may be directed by the Board, including, but not limited to, to review information with respect to the Company’s investments other than its core operating businesses.

PERFORMANCE EVALUATION REPORT:

The Committee will provide to the Board an annual performance evaluation of the Committee, including an assessment of the performance of the Committee based on the duties and responsibilities set forth in this charter and such other matters as the Committee may determine. The evaluation to the Board may take the form of an oral report by the Committee chairman or any other member of the Committee designated by the Committee to make the report.

RESOURCES AND AUTHORITY OF THE COMMITTEE:

The Committee will be given the resources and authority appropriate to discharge its duties and responsibilities, including the authority to retain counsel and other experts or consultants.

OPERATIONS:

A.	The Committee meets at the direction of its Chair as often as appropriate to accomplish its purpose.

B.

A majority of the non-employee members of the Committee need to be present for any meeting of the Committee to take place. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Company’s by-laws. In the event of any inconsistency between this charter and the Company’s organizational documents, the provisions of the Company’s organizational documents govern.

C.	The Committee will regularly report to the full Board no later than the next regularly scheduled Board meeting.

D.

Minutes will be kept of each meeting of the Committee and will be available to each member of the Board. Any action of the Committee shall be subject to revision, modification, rescission, or alteration by the Board, provided that no rights of third parties shall be affected by any such revision, modification, or alteration.

COMPENSATION:

Each non-employee Committee member shall be compensated for service on the Committee, in an amount as determined by the Board.

AMENDMENTS:

This Investment Oversight Committee Charter may be amended in whole or in part with the approval of a majority of the Board.

Adopted: November 1, 2018

Amended: May 1, 2022

Exhibit B

Form of Press Release

MEDALLION FINANCIAL ANNOUNCES NEW INCREASED BUYBACK AUTHORIZATION AND CHANGES TO

BOARD AND CORPORATE GOVERNANCE

Authorizes Stock Repurchase Program of $35 Million

Appoints Brent O. Hatch as New Independent Director and Lead Independent Director

Will Engage Third Party Executive Search Firm to Assist in Search Process

for an Additional Independent Director

Reaches Cooperation Agreement with KORR Value, L.P.

NEW YORK, NY – May 2, 2022 – Medallion Financial Corp. (NASDAQ: MFIN, “Medallion Financial” or the “Company”), a finance company that originates and services loans in various consumer and commercial industries, along with offering loan origination services to fintech strategic partners, today announced the Board has authorized a new stock repurchase program of $35 million. In conjunction with this authorization, Medallion Financial terminated its existing stock repurchase program. The Board has also announced that it will add two new independent directors to its Board of Directors and has created a Lead Independent Director position on the Board.

Brent O. Hatch has been appointed to the Company’s Board and assumed the newly established role of Lead Independent Director, effective immediately. Mr. Hatch has also joined the Audit Committee, Nominating and Governance Committee and Investment Oversight Committee of the Board. With today’s appointment of Mr. Hatch, the Board has expanded to nine members. Mr. Hatch is the founder of the law firm Hatch Law Group, PC and previously served in the White House as Associate Counsel to President George H.W. Bush. Mr. Hatch currently serves as an independent director and Audit Committee member at Medallion Bank, a wholly owned subsidiary of Medallion Financial.

The Company has commenced a search process for an additional independent director to be added to the Board later this year and will engage a third-party executive search firm to assist the Board in identifying suitable candidates. Current independent director Frederick Menowitz will retire from the Board no later than the appointment of the new independent director. Mr. Hatch and the new independent director, when appointed, will participate in the Board’s ongoing oversight of the Company, including the Company’s response to all regulatory matters, consistent with their fiduciary duties.

“Having worked with Brent in his capacity as a director of Medallion Bank, I am delighted to welcome him to our Board as Lead Independent Director and look forward to benefitting further from his extensive experience,” said Alvin Murstein, Chairman of the Board & CEO of Medallion Financial. “The addition of Brent, as well as another independent director later this year, will result in six new independent directors appointed in the last five years. That, in addition to the creation of the Lead Independent Director position, further demonstrates our commitment to strong corporate governance. We are also committed to delivering value to our shareholders through increased share repurchases and dividends, as demonstrated by our new $35 million share repurchase authorization, the largest in the Company’s history. Led by our President, Andrew Murstein, we have transformed our business model to focus on our consumer and commercial lending businesses. This has resulted in 2021 being our most profitable year in the history of our Company. We look forward to working with the new directors to build on our track record of success.”

Mr. Hatch said, “I am excited about the opportunity to join Medallion Financial’s Board and build on the Company’s tremendous progress. From my service as a member of the Medallion Bank board, I have gained great respect and admiration for the company that Alvin and Andrew, and the entire executive team, have built over many years, and I look forward to working closely with my fellow directors to ensure continued board transparency and independence, as well as an ongoing emphasis on growth and shareholder value creation for years to come.”

Mr. Murstein concluded, “On behalf of the Board, I would like to thank Fred Menowitz for his years of invaluable contributions and unique perspectives both inside and out of the boardroom. While Fred will continue as a director until later this year when we identify a new Independent Director to join the Board, I want to recognize his steadfast service and commitment to Medallion Financial and our shareholders.”

Cooperation Agreement

In connection with these changes, the Company has entered into a Cooperation Agreement with shareholder KORR Value, L.P. and certain of its affiliates (“KORR”). Under the terms of the agreement, KORR has agreed to withdraw its director nominees for the Company’s 2022 Annual Meeting of Shareholders. KORR also has agreed to abide by certain customary voting and standstill provisions until the termination of the Cooperation Agreement, subject to certain conditions outlined in the agreement.

Kenneth Orr, Founder and Chief Investment Officer at KORR, stated, “We are pleased to have reached this resolution with Medallion Financial and believe the steps announced today will serve to continue to enhance corporate governance, transparency and, in turn, drive value for all shareholders. We welcome Mr. Hatch as the new Lead Independent Director and believe he brings immense experience and a history of integrity to the boardroom, and we look forward to the appointment of another independent director in the future. Medallion’s management has done an excellent job in repositioning the business, as shown by its six consecutive quarters of growth and profitability, and we believe there is significant opportunity to deliver even further value to shareholders.”

The Company will file the Cooperation Agreement on a Form 8-K with the U.S. Securities and Exchange Commission.

About Brent O. Hatch

Brent O. Hatch is the founder of the law firm of Hatch Law Group, PC and has been employed there and its predecessor firm since 1993, where he litigates complex commercial matters and advises corporations on significant transactions. Mr. Hatch also currently serves as a member of the Board of Directors and the Audit Committee of the Company’s subsidiary, Medallion Bank, and has served in such roles since 2003. Mr. Hatch brings extensive legal experience, having founded a law firm in Utah and having previously served in the White House as Associate Counsel to President George H.W. Bush, Deputy Assistant Attorney General at the U.S. Department of Justice, and General Counsel at the National Endowment for the Humanities. Mr. Hatch clerked for the Honorable Robert H. Bork of the U.S. Court of Appeals for the District of Columbia Circuit. He is also a Director and Treasurer of the Federalist Society. Mr. Hatch holds a bachelor’s degree from Brigham Young University and a J.D. from Columbia Law School.

Sidley Austin LLP served as legal counsel to the Company, and Olshan Frome Wolosky LLP served as legal counsel to KORR.

About Medallion Financial Corp.

Medallion Financial Corp. (NASDAQ:MFIN) and its subsidiaries originate and service a growing portfolio of consumer loans and mezzanine loans in various industries. Key industries served include recreation (towable RVs and marine) and home improvement (replacement roofs, swimming pools, and windows). Medallion Financial Corp. is headquartered in New York City, NY, and its largest subsidiary, Medallion Bank, is headquartered in Salt Lake City, Utah. For more information, please visit www.medallion.com.

Forward-Looking Statements

Please note that this press release contains forward-looking statements that involve risks and uncertainties relating to business performance, cash flow, net interest income and expenses, other expenses, earnings, growth, and our growth strategy. These statements are often, but not always, made using words or phrases such as “will” and “continue” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These statements relate to future public announcements of our earnings, expectations regarding medallion loan portfolio, the potential for future asset growth and market share opportunities. Medallion’s actual results may differ significantly from the results discussed in such forward-looking statements. For example, statements about the effects of the COVID-19 pandemic on Medallion’s business, operations, financial performance and prospects constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond Medallion’s control, the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on Medallion, its customers and third parties. In addition to risks related to the ongoing COVID-19 pandemic, for a description of certain risks to which Medallion is or may be subject, including risks related to the ongoing SEC investigation, please refer to the factors discussed under the heading “Risk Factors” in Medallion’s 2021 Annual Report on Form 10-K.

Important Additional Information and Where to Find It

The Company intends to file a proxy statement on Schedule 14A, an accompanying proxy card and other relevant documents with the SEC in connection with such solicitation of proxies from the Company’s shareholders for the Company’s 2022 annual meeting of shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a copy of the definitive proxy statement, an accompanying proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge on our website at https://medallion.ir.edgar-online.com/, or by contacting investorrelations@medallion.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants to the Solicitation

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with matters to be considered at the Company’s 2022 annual meeting of shareholders. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company is included in the Company’s Proxy Statement on Schedule 14A for its 2021 annual meeting of shareholders, filed with the SEC on April 29, 2021, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 14, 2022, and in the Company’s Current Reports on Form 8-K filed with the SEC from time to time. Changes to the direct or indirect interests of the Company’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4. These documents are available free of charge as described above. Updated information regarding the identities of potential participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement for its 2022 annual meeting of shareholders and other relevant documents to be filed with the SEC, if and when they become available.

Company Contact:

Media:

Sard Verbinnen & Co.

Jim Barron / Kal Goldberg / Jared Levy

MedallionFinancial-SVC@sardverb.com

Investors:

Investor Relations

212-328-2176

InvestorRelations@medallion.com

Exhibit 99.1

MEDALLION FINANCIAL ANNOUNCES NEW INCREASED BUYBACK AUTHORIZATION AND CHANGES TO

BOARD AND CORPORATE GOVERNANCE

Authorizes Stock Repurchase Program of $35 Million

Appoints Brent O. Hatch as New Independent Director and Lead Independent Director

Will Engage Third Party Executive Search Firm to Assist in Search Process

for an Additional Independent Director

Reaches Cooperation Agreement with KORR Value, L.P.

NEW YORK, NY – May 2, 2022 – Medallion Financial Corp. (NASDAQ: MFIN, “Medallion Financial” or the “Company”), a finance company that originates and services loans in various consumer and commercial industries, along with offering loan origination services to fintech strategic partners, today announced the Board has authorized a new stock repurchase program of $35 million. In conjunction with this authorization, Medallion Financial terminated its existing stock repurchase program. The Board has also announced that it will add two new independent directors to its Board of Directors and has created a Lead Independent Director position on the Board.

Brent O. Hatch has been appointed to the Company’s Board and assumed the newly established role of Lead Independent Director, effective immediately. Mr. Hatch has also joined the Audit Committee, Nominating and Governance Committee and Investment Oversight Committee of the Board. With today’s appointment of Mr. Hatch, the Board has expanded to nine members. Mr. Hatch is the founder of the law firm Hatch Law Group, PC and previously served in the White House as Associate Counsel to President George H.W. Bush. Mr. Hatch currently serves as an independent director and Audit Committee member at Medallion Bank, a wholly owned subsidiary of Medallion Financial.

The Company has commenced a search process for an additional independent director to be added to the Board later this year and will engage a third-party executive search firm to assist the Board in identifying suitable candidates. Current independent director Frederick Menowitz will retire from the Board no later than the appointment of the new independent director. Mr. Hatch and the new independent director, when appointed, will participate in the Board’s ongoing oversight of the Company, including the Company’s response to all regulatory matters, consistent with their fiduciary duties.

“Having worked with Brent in his capacity as a director of Medallion Bank, I am delighted to welcome him to our Board as Lead Independent Director and look forward to benefitting further from his extensive experience,” said Alvin Murstein, Chairman of the Board & CEO of Medallion Financial. “The addition of Brent, as well as another independent director later this year, will result in six new independent directors appointed in the last five years. That, in addition to the creation of the Lead Independent Director position, further demonstrates our commitment to strong corporate governance. We are also committed to delivering value to our shareholders through increased share repurchases and dividends, as demonstrated by our new $35 million share repurchase authorization, the largest in the Company’s history. Led by our President, Andrew Murstein, we have transformed our business model to focus on our consumer and commercial lending businesses. This has resulted in 2021 being our most profitable year in the history of our Company. We look forward to working with the new directors to build on our track record of success.”

Mr. Hatch said, “I am excited about the opportunity to join Medallion Financial’s Board and build on the Company’s tremendous progress. From my service as a member of the Medallion Bank board, I have gained great respect and admiration for the company that Alvin and Andrew, and the entire executive team, have built over many years, and I look forward to working closely with my fellow directors to ensure continued board transparency and independence, as well as an ongoing emphasis on growth and shareholder value creation for years to come.”

Mr. Murstein concluded, “On behalf of the Board, I would like to thank Fred Menowitz for his years of invaluable contributions and unique perspectives both inside and out of the boardroom. While Fred will continue as a director until later this year when we identify a new Independent Director to join the Board, I want to recognize his steadfast service and commitment to Medallion Financial and our shareholders.”

Cooperation Agreement

In connection with these changes, the Company has entered into a Cooperation Agreement with shareholder KORR Value, L.P. and certain of its affiliates (“KORR”). Under the terms of the agreement, KORR has agreed to withdraw its director nominees for the Company’s 2022 Annual Meeting of Shareholders. KORR also has agreed to abide by certain customary voting and standstill provisions until the termination of the Cooperation Agreement, subject to certain conditions outlined in the agreement.

Kenneth Orr, Founder and Chief Investment Officer at KORR, stated, “We are pleased to have reached this resolution with Medallion Financial and believe the steps announced today will serve to continue to enhance corporate governance, transparency and, in turn, drive value for all shareholders. We welcome Mr. Hatch as the new Lead Independent Director and believe he brings immense experience and a history of integrity to the boardroom, and we look forward to the appointment of another independent director in the future. Medallion’s management has done an excellent job in repositioning the business, as shown by its six consecutive quarters of growth and profitability, and we believe there is significant opportunity to deliver even further value to shareholders.”

The Company will file the Cooperation Agreement on a Form 8-K with the U.S. Securities and Exchange Commission.

About Brent O. Hatch

Brent O. Hatch is the founder of the law firm of Hatch Law Group, PC and has been employed there and its predecessor firm since 1993, where he litigates complex commercial matters and advises corporations on significant transactions. Mr. Hatch also currently serves as a member of the Board of Directors and the Audit Committee of the Company’s subsidiary, Medallion Bank, and has served in such roles since 2003. Mr. Hatch brings extensive legal experience, having founded a law firm in Utah and having previously served in the White House as Associate Counsel to President George H.W. Bush, Deputy Assistant Attorney General at the U.S. Department of Justice, and General Counsel at the National Endowment for the Humanities. Mr. Hatch clerked for the Honorable Robert H. Bork of the U.S. Court of Appeals for the District of Columbia Circuit. He is also a Director and Treasurer of the Federalist Society. Mr. Hatch holds a bachelor’s degree from Brigham Young University and a J.D. from Columbia Law School.

Sidley Austin LLP served as legal counsel to the Company, and Olshan Frome Wolosky LLP served as legal counsel to KORR.

About Medallion Financial Corp.

Medallion Financial Corp. (NASDAQ:MFIN) and its subsidiaries originate and service a growing portfolio of consumer loans and mezzanine loans in various industries. Key industries served include recreation (towable RVs and marine) and home improvement (replacement roofs, swimming pools, and windows). Medallion Financial Corp. is headquartered in New York City, NY, and its largest subsidiary, Medallion Bank, is headquartered in Salt Lake City, Utah. For more information, please visit www.medallion.com.

Forward-Looking Statements

Please note that this press release contains forward-looking statements that involve risks and uncertainties relating to business performance, cash flow, net interest income and expenses, other expenses, earnings, growth, and our growth strategy. These statements are often, but not always, made using words or phrases such as “will” and “continue” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These statements relate to future public announcements of our earnings, expectations regarding medallion loan portfolio, the potential for future asset growth and market share opportunities. Medallion’s actual results may differ significantly from the results discussed in such forward-looking statements. For example, statements about the effects of the COVID-19 pandemic on Medallion’s business, operations, financial performance and prospects constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond Medallion’s control, the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on Medallion, its customers and third parties. In addition to risks related to the ongoing COVID-19 pandemic, for a description of certain risks to which Medallion is or may be subject, including risks related to the ongoing SEC investigation, please refer to the factors discussed under the heading “Risk Factors” in Medallion’s 2021 Annual Report on Form 10-K.

Important Additional Information and Where to Find It

The Company intends to file a proxy statement on Schedule 14A, an accompanying proxy card and other relevant documents with the SEC in connection with such solicitation of proxies from the Company’s shareholders for the Company’s 2022 annual meeting of shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a copy of the definitive proxy statement, an accompanying proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge on our website at https://medallion.ir.edgar-online.com/, or by contacting investorrelations@medallion.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants to the Solicitation

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with matters to be considered at the Company’s 2022 annual meeting of shareholders. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company is included in the Company’s Proxy Statement on Schedule 14A for its 2021 annual meeting of shareholders, filed with the SEC on April 29, 2021, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 14, 2022, and in the Company’s Current Reports on Form 8-K filed with the SEC from time to time. Changes to the direct or indirect interests of the Company’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4. These documents are available free of charge as described above. Updated information regarding the identities of potential participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement for its 2022 annual meeting of shareholders and other relevant documents to be filed with the SEC, if and when they become available.

Company Contact:

Media:

Sard Verbinnen & Co.

Jim Barron / Kal Goldberg / Jared Levy

MedallionFinancial-SVC@sardverb.com

Investors:

Investor Relations

212-328-2176

InvestorRelations@medallion.com